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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)   August 14, 1996
                                                      --------------------



                                 CTI GROUP (HOLDINGS) INC.
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         Delaware                    0-10560                       51-030853
- ----------------------------     ----------------                -------------
(State or other juris-         (Commission File Number)        (IRS Employer
diction of incorporation)                                    Identification No.)


901 South Trooper Road, Valley Forge, PA                          19484
- ----------------------------------------                         -------
(Address of principle executive offices)                        (Zip Code)


Registrant's telephone number, including area code    610-666-1700
                                                   ------------------


                                       N/A
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                      ------------------------------------


                         Exhibit Index appears on Page 5

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Item 5    OTHER EVENTS.

     On August 14, 1996, CTI Group (Holdings) Inc. ("CTI") issued a press release announcing that it had received notice from Shared Technologies Fairchild Inc. in its capacity as manager for ICS Communications, Inc. ("ICS") announcing the intention of ICS to terminate its relationship with CTI as of September 1996. During the fiscal year ended March 31, 1996, sales to ICS represented 30% of CTI's total sales. In the event CTI is unable to generate additional revenues from alternative sources, such termination would have a material adverse effect on CTI's results of operations.

     A copy of the press release is attached hereto as Exhibit 99.


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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  EXHIBITS

     99   Press release, dated August 14, 1996.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CTI GROUP (HOLDINGS) INC.
                              (Registrant)


Date: August 20, 1996         By:    /s/ MARK H. DAUGHERTY
                                     ------------------------------
                              Name:      Mark H. Daugherty
                              Title:     Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.
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99             Press release, dated August 14, 1996.



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